Voya Asia Pacific High Dividend Equity Income Fund

Voya Credit Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Enhanced Securitized Income Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Colleen D. Baldwin, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Colleen D. Baldwin
Colleen D. Baldwin
Chairperson, Director, and Trustee

Voya Asia Pacific High Dividend Equity Income Fund

Voya Credit Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Enhanced Securitized Income Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Fred Bedoya, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Fred Bedoya
Fred Bedoya
Vice President, Treasurer and Principal Accounting Officer

Voya Asia Pacific High Dividend Equity Income Fund

Voya Credit Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Enhanced Securitized Income Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John V. Boyer, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ John. V. Boyer
John V. Boyer
Director and Trustee

Voya Asia Pacific High Dividend Equity Income Fund

Voya Credit Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Enhanced Securitized Income Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Martin J. Gavin, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Martin J. Gavin
Martin J. Gavin
Director and Trustee

Voya Asia Pacific High Dividend Equity Income Fund

Voya Credit Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Enhanced Securitized Income Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Todd Modic, hereby constitutes and appoints Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer, and Assistant Secretary

Voya Asia Pacific High Dividend Equity Income Fund

Voya Credit Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Enhanced Securitized Income Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Joseph E. Obermeyer, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Joseph E. Obermeyer
Joseph E. Obermeyer
Director and Trustee

Voya Asia Pacific High Dividend Equity Income Fund

Voya Credit Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Enhanced Securitized Income Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Sheryl K. Pressler, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Sheryl K. Pressler
Sheryl K. Pressler
Director and Trustee

Voya Asia Pacific High Dividend Equity Income Fund

Voya Credit Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Enhanced Securitized Income Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

(the “Registrants”)

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Christopher P. Sullivan, hereby constitutes and appoints Todd Modic, Joanne F. Osberg, Nicholas C.D. Ward, and Gizachew Wubishet, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N-2 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 6, 2024

/s/ Christopher P. Sullivan
Christopher P. Sullivan
Director and Trustee